Exhibit 99.1

AVCtechnologies Announces Definitive Agreement to Divest Computex Technology Solutions

to Focus on Kandy Platform

The sale will also further strengthen AVCtechnologies’ financial position

ATLANTA, GA; January 27, 2021 – American Virtual Cloud Technologies, Inc. (“AVCtechnologies” or the “Company”) (Nasdaq: AVCT), a trusted partner providing best-in-class cloud-based solutions to global enterprise customers, today announced it has executed a definitive agreement to sell its Computex Technology Group (Computex) business to Calian Group Ltd. (Calian) (TSX: CGY), which will complete AVCtechnologies’ transition to a pure-play cloud communications and collaboration company, centered on its premium Kandy platform.

The proceeds from the sale along with use of cash on hand are expected to leave AVCtechnologies debt-free and allow long-term value creation for its shareholders. AVCtechnologies’ recently completed share registration related to warrants issued in prior transactions will, if all the issued warrants are exercised, based on the warrant exercise prices which currently range from $1.50 to $2.00 per share, result in the receipt of over $40 million in incremental cash proceeds, fully funding its strategic growth initiatives including the recently announced partnerships with Braidio and Etisalat.

AVCtechnologies also recently announced that Michael Tessler had joined its Board as Chairman. Tessler is the founder and former CEO of Broadsoft (Nasdaq: BFST), one of the world’s largest Unified Communications as a service (UCaaS) platform providers, which was sold to Cisco (Nasdaq: CSCO) in 2018 for $1.9 billion. Cloud communications represents a fast-growing total addressable market that is expected to grow at least in the low-teens CAGR over the next four years to $100 billion1.

AVCtechnologies’ Kandy platform, which it acquired in December 2020, is one of the largest pure-play providers of Unified Communications as a Service (UCaaS), Contact Center as a Service (CCaaS), Communications Platform as a Service (CPaaS), and Direct Routing as a Service (DRaaS) for enterprise customers and has consistently generated above-market revenue growth rates. AVCtechnologies previously announced projected revenues of its Kandy Business Unit to grow from $14.3 million in 2020 to approximately $18.8 million in 2021 and to more than $37 million in 2022. The significant projected growth is driven by 505% year-over-year subscriber growth (90% CAGR) from January 2019 to November 2021.

Darrell J. Mays, CEO of AVCtechnologies, said “Our white-label relationships with key telecommunication companies and technology vendors, global carrier-grade connectivity, and proven SD-WAN integration position AVCtechnologies as a premier cloud communications provider poised to gain market share.”

AVCtechnologies acquired Computex, an award-winning IT solutions provider specializing in data centers, enterprise networking, cloud, cybersecurity, and managed services, in April 2020.

“We have been pleased with the growth of Computex’s VAR and Managed Services businesses since acquiring the business in 2020; however, with our newly dedicated focus on our core Kandy cloud communications and collaboration technologies, we decided to divest Computex and believe the business will continue to thrive under Calian’s ownership,” said Mays.

The closing of the transaction is subject to shareholder approval and other customary closing conditions. Shareholders holding more than 50% of AVCtechnologies’ outstanding common stock have signed voting agreements to support the transaction.

Truist Securities, Inc. is serving as sole financial advisor and Greenberg Traurig LLP is serving as legal counsel to AVCtechnologies.

1Sources: IDC UC and Collaboration 2019-2025 May 2021, Juniper CPaaS: Future Market Outlook & Emerging Opportunities 2020-2025 July 2021, Company Estimates, September 2021

About American Virtual Cloud Technologies, Inc.

American Virtual Cloud Technologies, Inc. (“AVCtechnologies”; Nasdaq: AVCT) is a premier global cloud communications offering proprietary UCaaS, CPaaS, and CCaaS capabilities. Our mission is to provide global technology solutions with a superior customer experience. For more information, visit https://www.avctechnologies.com.

About Kandy

Kandy, an AVCtechnologies company, is a cloud-based, real-time communications platform offering proprietary UCaaS, CPaaS, CCaaS, Microsoft Teams Direct Routing as a Service, and SIP Trunking as a Service capabilities. Kandy enables service providers, enterprises, software vendors, systems integrators, partners, and developers to enrich their applications and services with real-time contextual communications, providing a more engaging user experience. With Kandy, companies of all sizes and types can quickly embed real-time communications capabilities into their existing applications and business processes. For more information visit kandy.io

About Computex Technology Solutions

Computex Technology Solutions is an award-winning solutions provider that enables its clients to grow, differentiate and evolve their business via innovative and proven technology. An American Virtual Cloud Technologies IT service management company (AVCtechnologies), Computex combines its over 30 years of hands-on experience with its unparalleled processes to deliver enterprise networking, cloud and cybersecurity data center solutions, as well as managed services, that meet each of its customers’ unique IT, business and budgetary goals. To learn more, please visit: https://computex.net/ or call 888-335-2789.

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Cautionary Note Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the closing of the sale of the Company’s Computex business and the anticipated proceeds thereof, the Company’s planned repayment of its outstanding indebtedness, the Company’s projections, estimates and forecasts of revenue and other financial and performance metrics, the exercise of outstanding warrants issued by the Company and the anticipated proceeds thereof, and planned future growth. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements, including as a result of the uncertainty associated with being able to complete the planned sale of the Company’s Computex business, and the impact of the proposed Computex sale on the Company’s business, including its financial and operating results and its employees and clients. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which the Company operates; the Company’s substantial indebtedness; risks associated with the potential effects of COVID-19 on the Company’s business; risks that the planned sale of the Company’s Computex business will not be consummated as expected; ability to retain key personnel; the potential impact of consummation of the planned disposition of the Company’s Computex business on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those factors discussed in the Company’s amended annual report on Form 10-K filed with the SEC on May 14, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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